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    MORGAN STANLEY INSTITUTIONAL FUND TRUST - INTERMEDIATE DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF
                                      OFFERING                        SHARES
    SECURITY      PURCHASE/  SIZE OF  PRICE OF      TOTAL AMOUNT     PURCHASED
   PURCHASED     TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND
---------------- ---------- -------- --------- -------------------- ----------
  Commonwealth    10/08/09        --  $ 99.448    $1,500,000,000.00    175,000
    Bank of
   Australia
   5.000% due
   10/15/2019

 Amphenol Corp    10/29/09        --  $ 99.813    $  600,000,000.00     65,000
   4.750% due
   11/15/2014

     Quest        11/12/09        --  $ 98.491    $  500,000,000.00     80,000
  Diagnostics
  Inc. 4.750%
 due 1/30/2020

  % OF     % OF
 OFFERING  FUNDS
PURCHASED  TOTAL
 BY FUND  ASSETS       BROKERS        PURCHASED FROM
--------- ------ ------------------- ----------------
    0.01%  0.14%       Goldman,      Goldman Sachs
                        Sachs &
                       Co., J.P.
                        Morgan
                      Securities
                         Inc.,
                        Morgan
                       Stanley &
                          Co.
                     Incorporated,
                     Commonwealth
                        Bank of
                       Australia

    0.01%  0.05%         BofA        Bank of America
                        Merrill
                        Lynchg,
                       Deutsche
                         Bank
                      Securities,
                         J.P.
                        Morgan,
                      wells Fargo
                      Securities,
                      Mitsubishi
                          UFJ
                      Securities,
                        Mizuho
                      Securities
                       USA Inc.,
                        RBS, TD
                      Securities

    0.02%  0.06%         BofA        Bank of America
                        Merrill
                        Lynch,
                        Morgan
                       Stanley ,
                      RBS, Wells
                         Fargo
                      Securities,
                       Barclays
                       Capital,
                        Calyon,
                         J.P.
                        Morgan,
                      Mitsubishi
                          UFJ
                      Securities,
                         U.S.
                        Bancorp
                     Investments,
                         Inc.

   Amerisource    11/16/09        --  $ 99.174    $  400,000,000.00     40,000
   Bergen Corp.
     4.875%
 due 11/15/2019

     Simon         1/19/10        --  $ 99.621    $   1,250,000,000     70,000
    Property
    Group LP
   5.650% due
    2/1/2020

     Korea        02/03/10        --  $ 99.724    $  750,000,000.00    100,000
  Development
  Bank 4.375%
 due 8/10/2015

    0.01%  0.03%         BofA        Banc of America
                        Merrill
                      Lynch, J.P.
                        Morgan,
                       Barclays
                       Capital,
                       Deutsche
                         Bank
                      Securities,
                       Goldman,
                        Sachs &
                         Co.,
                      Mitsubishi
                          UFJ
                      Securities,
                        Mizuho
                      Securities
                       USA Inc.,
                      PNC Capital
                        Markets
                      LLC, Scotia
                       Capital,
                      Wells Fargo
                      Securities

    0.01%  0.11%     Citi, Morgan    Barclays
                     Stanley, RBS,   Capital, Inc.
                       Barclays
                       Capital,
                      CALYON, RBC
                        Capital
                    Markets, Fifth
                         Third
                      Securities,
                     Inc., Scotia
                       Capital,
                     Morgan Keegan
                      & Company,
                    Inc., SunTrust
                       Robinson
                       Humphrey

    0.01   0.09%      BNP Paribas    Banc of America
                      Securities
                     Corp., Daewoo
                      Securities
                    Co., Ltd., The
                     Hongkong and
                       Shanghai
                        Banking
                      Corporation
                       Limited,
                    Merrill Lynch,
                    Pierce, Fenner
                        & Smith
                     Incorporated,
                    Morgan Stanley
                         & Co.
                     International
                          plc

  PNC Funding     02/03/10        --  $ 99.861    $1,000,000,000.00    165,000
  Corp. 5.125%
  due 2/8/2020

     Pacific       02/04/10       --  $ 99.303    $  450,000,000.00    110,000
    LifeCorp
   6.000% due
    2/10/2020

   Nationwide      02/18/10       --  $ 99.765    $  800,000,000.00    420,000
    Building
 Society 6.250%
  due 2/25/2020

    Municipal      03/05/10       --  $100.000    $1,012,235,000.00    195,000
    Electric
  Authority of
 Georgia 6.655%
  due 4/1/2057

   Ameriprise      03/08/10       --  $ 99.761    $  750,000,000.00     55,000
 Financial Inc.
   5.300% due
     3/15/20

    0.02%  0.15%      JP Morgan,     JP Morgan
                        Morgan
                     Stanley, PNC
                        Capital
                     Markets LLC,
                       Barclays
                     Capital, BofA
                    Merrill Lynch,
                         Citi

    0.24%  0.10%     BofA Merrill    UBS Warburg
                      Lynch, J.P.
                      Morgan, UBS
                      Investment
                    Bank, Barclays
                     Capital, BNP
                     PARIBAS, BNY
                    Mellon Capital
                     Markets, LLC,
                     CALYON, Citi,
                      Commerzbank
                     Corporates &
                       Markets,
                     Deutsche Bank
                      Securities,
                         HSBC,
                    Mitsubishi UFJ
                      Securities,
                      PNC Capital
                     Markets LLC,
                     RBS, SOCIETE
                     GENERALE, The
                       Williams
                    Capital Group,
                      L.P., U.S.
                        Bancorp
                     Investments,
                      Inc., Wells
                         Fargo
                      Securities,

    0.05%  0.41%       Barclays      Banc of America
                     Capital Inc.,
                        Banc of
                        America
                      Securities
                      LLC, Morgan
                     Stanley & Co.
                     Incorporated

    0.02%  0.19%    Goldman, Sachs   Goldman Sachs
                     & Co., Morgan
                     Stanley, BMO
                        Capital
                    Markets, Citi,
                     J.P. Morgan,
                       Barclays
                     Capital, BofA
                    Merrill Lynch,
                    FirstSouthwest,
                      Wells Fargo
                      Securities

   0.01%   0.05%    Goldman, Sachs   Goldman Sachs
                     & Co., Credit
                    Suisse, Morgan
                     Stanley, BofA
                    Merrill Lynch,
                      HSBC, J.P.
                     Morgan, Wells
                         Fargo
                      Securities

   The City of     03/19/10       --  $100.000    $  750,000,000.00    130,000
    New York
   5.968% due
    3/1/20236

    0.02%  0.13%        Siebert      Siebert
                       Brandford     Branford Shank
                     Shank & Co.,
                       LLC, BofA
                    Merrill Lynch,
                      Citi, J.P.
                    Morgan, Morgan
                       Stanley,
                       Barclays
                     Capital, M.R.
                        Beal &
                       Company,
                       Fidelity
                        Capital
                       Markets,
                    Goldman, Sachs
                        & Co.,
                      Jefferies &
                     Company, Loop
                        Capital
                     Markets, LLC,
                    Ramirez & Co.,
                      Inc., Rice
                       Financial
                       Products
                       Company,
                      Roosevelt &
                         Cross
                     Incorporated,
                       Soutwest
                      Securities,
                    Inc., Wachovia
                    Bank, National
                     Association,
                        Cabrera
                        Capital
                     Markets, LLC,
                        Jackson
                      Securities,
                        Janney
                      Montgomery
                      Scott LLC,
                      Lebenthal &
                     Co., LLC, MFR
                      Securities,
                     Inc., Morgan
                       Keegan &
                    Company, Inc.,
                     Raymond James
                     & Associates,
                       Inc., RBC
                        Capital
                      Markets, TD
                      Securities

 Vornado Realty    03/23/10       --  $ 99.834    $  500,000,000.00    135,000
  Trust 4.250%
  due 4/1/2015

     Chicago       03/24/10       --  $100.000    $  550,000,000.00    110,000
     Transit
    Authority
   6.200% due
    12/1/2040

    0.03%  0.15%     BofA Merrill    UBS Securities
                     Lynch, Citi,
                     J.P. Morgan,
                    UBS Investment
                    Bank, Deutsche
                         Bank
                      Securities,
                    Goldman, Sachs
                     & Co., Morgan
                     Stanley, RBS,
                      Wells Fargo
                      Securities,
                      BNY Mellon
                        Capital
                     Markets, LLC,
                         Daiwa
                      Securities
                     America Ind.,
                      PNC Capital
                        Markets
                        LLC,RBC
                        Capital
                     Markets, U.S.
                        Bancorp
                     Investments,
                         Inc.

    0.02%  0.11%       Goldman,      Goldman Sachs
                     Sachs & Co.,
                        Cabrera
                        Capital
                     Markets, LLC,
                       Blaylock
                      Robert Van,
                       LLC, BMO
                        Capital
                       Markets,
                   Duncan-Williams,
                         Inc.,
                      Jefferies &
                     Company, J.P.
                     Morgan, Loop
                        Capital
                     Markets, LLC,
                       Melvin &
                       Company,
                        Morgan
                       Stanley,
                       Wachovia
                         Bank,
                       National
                      Association